Exhibit 99.1

Skyline Bankshares, Inc. and Skyline National Bank

Complete Merger with Johnson County Bank

Company Release – 9/3/2024

FLOYD, VA, and INDEPENDENCE, VA, September 3, 2024 (Globe Newswire) -- Skyline Bankshares, Inc. (the “Company”) (OTCQX: SLBK), the parent company of Skyline National Bank (“Skyline”), today announced the completion of its merger with Johnson County Bank (“Johnson County”), effective September 1, 2024.

“Johnson County Bank is a wonderful addition to Skyline," said Blake Edwards, President and CEO of the Company. “Johnson County shares the strong commitment to its customers, community, and employees that has always been at the heart of Skyline and we are excited to welcome them to the Skyline family. Chris Reece and the Johnson County team are the right people to introduce the Skyline brand of local banking to Mountain City, TN and the surrounding areas.”

"We are very excited about the partnership we have established with Skyline National Bank. Our mission to serve our customers in Johnson County and the surrounding areas has been our priority since 1975 and that commitment will be even stronger together with Skyline,” added Chris Reece, CEO of Johnson County.

Johnson County is expected operate as a division of Skyline National Bank until operating systems are converted and Johnson County is rebranded as Skyline National Bank in November 2024.

In connection with the transaction, Raymond James & Associates, Inc. acted as financial advisor to the Company. Olsen Palmer LLC acted as financial advisor to Johnson County.

Forward-looking statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies, and expectations, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. The Company’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company, but are not limited to disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Contacts:	Blake Edwards, President & CEO – 276-773-2811
Lori Vaught, Executive VP and CFO – 276-773-2811